UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 21, 2018
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 21, 2018, Company held its Annual Meeting of Stockholders (the "Annual Meeting").  The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to each nominee for Class I director and a listing of the votes cast for and against, as well as abstentions, with respect to the other matters voted upon at the Annual Meeting, as applicable.  At the Annual Meeting, the Company's stockholders (i) elected the nominees as Class I directors, (ii) approved an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 30,000,000 to 75,000,000, (iii) approved an amendment to the Company's Certificate of Incorporation to increase the number of shares of preferred stock authorized to be issued by the Company from 5,000,000 to 20,000,000, (iv) approved an amendment to the Company's 2010 Equity Participation Plan (the "Plan") to increase the number of shares of common stock authorized to be issued pursuant to the Plan from 4,250,000 to 10,000,000, and (v) ratified the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

1.	Election of Class I Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Robert B. Catell	3,919,059	16,536	1,038,148
Charles S. Ryan	3,920,060	15,535	1,038,148

2.	Approval of an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 30,000,000 to 75,000,000:

For	4,869,597
Against	85,769
Abstentions	18,377
Broker Non-Votes	0

3.	Approval of an amendment to the Company's Certificate of Incorporation to increase the number of shares of preferred stock authorized to be issued by the Company from 5,000,000 to 20,000,000:

For	3,897,760
Against	37,834
Abstentions	1
Broker Non-Votes	1,038,148

4.
Approval of an amendment to the Company's 2010 Equity Participation Plan (the "Plan") to increase the number of shares of common stock authorized to be issued pursuant to the Plan from 4,250,000 to 10,000,000:

For	3,898,760
Against	36,834
Abstentions	1
Broker Non-Votes	1,038,148

5.	Ratification of the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	4,972,592
Against	146
Abstentions	1,005
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
     3.1 Certificate of Amendment of Certificate of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: August 24, 2018	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer